Exhibit 99.1

Avidity Biosciences Enters into Agreement to be Acquired by Novartis AG

Novartis to acquire Avidity for USD 72.00 per share in cash for total equity value of approximately USD 12.0 billion

Avidity expects to separate its early-stage precision cardiology programs into a new company (“SpinCo”)

Closing expected in 1H2026 subject to completion of the separation of SpinCo from Avidity and other customary closing conditions

SAN DIEGO, October 26, 2025 /PRNewswire/ — Avidity Biosciences, Inc. (“Avidity”) (Nasdaq: RNA), a biopharmaceutical company committed to delivering a new class of RNA therapeutics called Antibody Oligonucleotide Conjugates (“AOCs™”) to profoundly improve people’s lives, today announced that it has entered into a definitive merger agreement with Novartis AG (“Novartis”) which has been unanimously approved by the Boards of Directors of both companies. The acquisition will follow the separation of Avidity’s early-stage precision cardiology programs into SpinCo, which is expected to be a publicly traded company. SpinCo will be led by Kathleen Gallagher, currently Avidity’s chief program officer, as chief executive officer. Sarah Boyce, currently Avidity’s chief executive officer, will serve as chair of the board.

Pursuant to the terms of the merger agreement, holders of Avidity common stock will receive USD 72.00 per share in cash at closing, representing a premium of approximately 46% over Avidity’s closing share price on October 24, 2025 of USD 49.15 and approximately 62% over Avidity’s October 24 closing 30-day volume weighted average price of USD 44.42, and valuing the company at approximately USD 12.0 billion on a fully diluted basis. Avidity stockholders will also receive consideration for the separation of the SpinCo business.

“Avidity has expanded the possibilities of what RNA therapeutics can deliver to patients by advancing innovative science and creating an organization with a strong commitment to providing access to our potential medicines. We are confident that this transaction with Novartis maximizes value for our investors and will support the global expansion of our neuroscience pipeline,” said Sarah Boyce, president and chief executive officer of Avidity. “I am incredibly proud of what we have created in close collaboration with the patient and clinical communities we serve, and I want to thank them and the Avidity team for their commitment and dedication.”

Novartis will acquire Avidity’s programs and pipeline in neuroscience and gain access to its differentiated RNA-targeting delivery platform. The agreement includes three late-stage clinical development programs: delpacibart zotadirsen (del-zota) for the treatment of Duchenne muscular dystrophy (DMD), delpacibart etedesiran (del-desiran) for the treatment of myotonic dystrophy type 1 (DM1) and delpacibart braxlosiran (del-brax) for the treatment of facioscapulohumeral muscular dystrophy (FSHD).

SpinCo will focus on Avidity’s early-stage programs in precision cardiology. Key programs include AOC 1086 and AOC 1072, which target rare genetic cardiomyopathies, including phospholamban (PLN) and Protein Kinase AMP-activated non-catalytic subunit Gamma 2 (“PRKAG2”) Syndrome, respectively. SpinCo will also encompass collaborations with Bristol Myers Squibb and Eli Lilly and Company and hold rights to continue the development of Avidity’s proprietary platform, including next-generation technology improvements, for applications in the cardiology field.

“We have already seen the tremendous impact targeted delivery of RNA therapeutics to muscle can have for people living with rare diseases based on the impressive advancements Avidity has made with its neuroscience programs,” said Kathleen Gallagher, currently chief program officer at Avidity. “Avidity’s precision cardiology pipeline is poised to progress rapidly, and I am excited to lead the team that will build on our groundbreaking AOC platform with the potential to address high unmet need in cardiovascular diseases.”

Transaction details

Under the terms of the merger agreement, which has been unanimously approved by the Boards of Directors of both companies, Novartis, through a merger with a newly formed indirect wholly owned subsidiary, will acquire all outstanding shares of Avidity and holders of Avidity common stock will receive USD 72.00 per share in cash at closing.

Prior to the closing of the merger, Avidity will transfer to SpinCo, currently a wholly owned subsidiary of Avidity, the early-stage precision cardiology programs and collaborations of Avidity. Holders of Avidity common stock will receive (1) a distribution of one share of SpinCo for every ten shares of Avidity they hold and/or (2) a pro rata cash distribution of the proceeds received by Avidity prior to the closing if certain SpinCo assets are, or SpinCo itself is, sold to a third party. SpinCo is expected to begin trading as a new public company following the spin-off and capitalized with $270 million in cash. SpinCo will be led by Kathleen Gallagher as chief executive officer. Sarah Boyce will be chair of the board.

The transfer of assets to SpinCo includes certain Avidity assets that trigger a right of first negotiation with an existing collaboration partner of Avidity that will be notified concurrently with this announcement. Discussions, if any, with the existing collaboration partner will occur confidentially.

The acquisition by Novartis of Avidity is subject to the completion of the separation of SpinCo and other customary closing conditions, including the receipt of regulatory approvals and the approval of Avidity’s stockholders. The companies expect the transactions to close in the first half of 2026. Until closing, Novartis and Avidity will continue to operate as separate and independent companies.

Advisors

Goldman Sachs & Co. LLC and Barclays Capital Inc. are serving as financial advisors to Avidity, and Kirkland & Ellis LLP as its legal advisor.

About Avidity

Avidity Biosciences, Inc.’s mission is to profoundly improve people’s lives by delivering a new class of RNA therapeutics - Antibody Oligonucleotide Conjugates (AOCs™). Avidity is revolutionizing the field of RNA with its proprietary AOCs, which are designed to combine the specificity of monoclonal antibodies with the precision of oligonucleotide therapies to address targets and diseases previously unreachable with existing RNA therapies. Utilizing its proprietary AOC platform, Avidity demonstrated the first-ever successful targeted delivery of RNA into muscle and is leading the field with clinical development programs for three rare muscle diseases: myotonic dystrophy type 1 (DM1), Duchenne muscular dystrophy (DMD) and facioscapulohumeral muscular dystrophy (FSHD). Avidity is also advancing two wholly owned precision cardiology development candidates addressing rare genetic cardiomyopathies. In addition, Avidity is broadening the reach of AOCs with its advancing and expanding pipeline including programs in cardiology and immunology through key partnerships. Avidity is headquartered in San Diego, CA. For more information about our AOC platform, clinical development pipeline and people, please visit www.aviditybiosciences.com and engage with us on LinkedIn and X.

Additional information and Where to Find It

In connection with the spin-off and the merger (the “Transactions”), Novartis, Avidity and SpinCo intend to file relevant documents with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement to be filed by Avidity. The definitive proxy statement and proxy card will be delivered to the stockholders of Avidity in advance of the special meeting relating to the Transactions. This document is not a substitute for the proxy statement or any other document that may be filed by Avidity with the SEC. AVIDITY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF NOVARTIS AND AVIDITY WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Novartis and Avidity, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Novartis and Avidity make available free of charge at the Novartis website at www.novartis.com/investors/financial-data/sec-filings and Avidity’s website at investors.aviditybiosciences.com/sec-filings, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the proxy statement.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy. Novartis, Avidity and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Avidity in connection with the Transactions. Information regarding the special interests of these directors and executive officers in the Transactions will be included in the definitive proxy statement referred to above. Security holders may also obtain information regarding the names, affiliations and interests of the Novartis directors and executive officers in the Novartis Annual Report on Form 20-F for the fiscal year ended December 31, 2024, which was filed with the SEC on January 31, 2025. Security holders may obtain information regarding the names, affiliations and interests of Avidity’s directors and executive officers in Avidity’s definitive proxy statement on Schedule 14A, which was filed with the SEC on April 29, 2025. To the extent the holdings of Avidity’s securities by Avidity’s directors and executive officers have changed since the amounts set forth in Avidity’s definitive proxy statement for its 2025 annual meeting of stockholders, such changes have been reflected in the following Statements of Change in Ownership on Form 4 filed with the SEC: by Eric Mosbrooker, dated October 7, 2025, September 5, 2025 and August 8, 2025; by Steven Hughes, dated October 24, 2025, September 23, 2025, September 17, 2025, August 22, 2025, August 15, 2025 and August 8, 2025; by Teresa McCarthy, dated October 15, 2025, September 17, 2025 and August 15, 2025; by Michael Flanagan, dated September 12, 2025 and June 12, 2025; by Troy Wilson, dated September 9, 2025, August 8, 2025 and June 12, 2025; by Sarah Boyce, dated September 5, 2025 and August 29, 2025; by Kathleen Gallagher, dated September 2, 2025, June 18, 2025, June 4, 2025 and May 2, 2025; by Michael MacLean, dated August 15, 2025; by Arthur Levin, dated August 8, 2025 and June 12, 2025; by John Moriarty, dated August 5, 2025; by Noreen Henig, dated June 12, 2025; by Carsten Boess, dated June 12, 2025; by Edward Kaye, dated June 12, 2025; by Simona Skerjanec, dated June 12, 2025; by Tamar Thompson, dated June 12, 2025; and by Jean Kim, dated June 12, 2025. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Novartis website at www.novartis.com/investors/financial-data/sec-filings and Avidity’s website at investors.aviditybiosciences.com/sec-filings. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “potential,” “can,” “will,” “plan,” “may,” “could,” “would,” “expect,” “anticipate,” “look forward,” “believe,” “committed,” “investigational,” “pipeline,” “launch,” or similar terms, or by express or implied discussions regarding the proposed acquisition of Avidity and Avidity’s related spin-off, the expected timetable for completing each of the proposed Transactions, the composition of the assets and liabilities to be held by SpinCo and Avidity following the spin-off, the management team for SpinCo and its cash balance, potential marketing approvals, new indications or labeling for Avidity’s product candidates, Avidity’s platform and preclinical assets, or potential future revenues from Avidity’s product candidates. You should not place undue reliance on these statements. Such forward-looking statements are based on our current beliefs and expectations regarding future events, and are subject to significant known and unknown risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that Avidity’s investigational products will be submitted or approved for sale or for any additional indications or labeling in any market, or at any particular time, or that Avidity’s approach to the discovery and development of product candidates based on its AOC™ platform will produce any products of commercial value. There can be no guarantee that the conditions to the closing of the Transactions will be satisfied on the expected timetable or at all or that the expected benefits or synergies from the Transactions will be achieved in the expected timeframe, or at all. In particular, expectations regarding Avidity, SpinCo, or the Transactions could be affected by, among other things, the timing of the satisfaction of customary closing conditions, including the receipt of regulatory approvals and the approval of Avidity’s stockholders, on acceptable terms or at all; risks and costs related to the implementation of the separation of SpinCo, including the ability to complete the separation in the anticipated timeframe, or at all, and any changes to the configuration of the businesses included in the separation if implemented; the sale of certain of SpinCo’s assets pursuant to a third party right of first negotiation; the risk that competing offers or acquisition proposals will be made; the effects of disruption from the Transactions and the impact of the announcement and pendency of the Transactions on Novartis’ and/or Avidity’s businesses, including their relationships with employees, business partners or governmental entities; the risk that the Transactions may be more expensive to complete than anticipated; the risk that stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; a diversion of management’s attention from ongoing business operations and opportunities as a result of the Transactions or otherwise; the uncertainties inherent in research and development, including clinical trial results and additional analysis of existing clinical data; regulatory actions or delays or government regulation generally; and the risks and factors referred to in Novartis AG’s most recent Annual Report on Form 20-F for the year ended December 31, 2024, Avidity’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025, and any subsequent filings made by either party with the SEC, available on the SEC’s website at www.sec.gov, Avidity is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements contained in this communication as a result of new information, future events or otherwise, except to the extent required by law.

Media Contact:

Kristina Coppola

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media@aviditybio.com